Exhibit 13.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Torsten Kiedel, Chief Financial Officer of Sono Group N.V. (the “Company”) hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.         the Annual Report on Form 20-F of the Company for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 19, 2022

By: /s/ Torsten Kiedel

Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.